UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2007

MEDICAL DISCOVERIES, INC
(Exact Name of Registrant as Specified in Charter)

Utah

(State of Incorporation)

000-24569	87-0407858
(Commission File Number)	(I.R.S. Employer Identification No.)

1338 S. Foothill Drive, #266, Salt Lake City, Utah 84108	84108
(Address of Principal Executive Offices)	(Zip Code)

(801) 582-9583

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This amended Current Report on Form 8-K/A (the “8-K/A”) is being filed in order to file a correct copy of Exhibit 2.1, the Amendment to Asset Sale Agreement dated September 30, 2007 among Medical Discoveries, Inc., MDI Oncology, Inc. and Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH. Exhibit 2.1 that was previously filed as an exhibit to the registrant’s Current Report on Form 8-K filed on October 4, 2007 (the “Original 8-K”) differed from the actual Amendment that was executed by the parties thereto. Except for the replaced exhibit, this 8-K/A does not amend or update any other information contained in the Original 8-K.

ITEM 9.01	EXHIBITS

Exhibit No.		Description
2.1		Amendment to Asset Sale Agreement dated September 30, 2007 among Medical Discoveries, Inc., MDI Oncology, Inc. and Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DISCOVERIES, INC.

Date: October 5, 2007	By:	/s/ RICHARD PALMER
Richard Palmer
President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment to Asset Sale Agreement dated September 30, 2007 among Medical Discoveries, Inc., MDI Oncology, Inc. and Eucodis Pharmaceuticals Forschungs - und Entwicklungs GmbH